Better Choice Company to acquire SRx Health Solutions

Investor Presentation

September 2024

NYSEAM | BTTR

FORWARD LOOKING **STATEMENTS**

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this presentation are “forward-looking statements” for purposes of federal and state securities laws, including statements regarding our expectations and projections regarding future developments, operations and financial conditions, and the anticipated impact of our acquisitions, business strategy, and strategic priorities. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions. Although we believe the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Accordingly, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

EMERGING AS A **GLOBAL HEALTH AND WELLNESS** COMPANY

PROVIDING BETTER PRODUCTS AND SOLUTIONS FOR PETS, PEOPLE & FAMILIES

BETTER CHOICE COMPANY

Halo

SRx HEALTH SOLUTIONS



Premium Pet Nutrition



Rooted in Nature



Built to Scale



All-Inclusive Specialty Pharmacies



Dynamic Patient Support Programs



US & EU Growth Opportunities

LEADERSHIP TEAM POST CLOSING

Michael Young

Lead Director

Better Choice Company

Michael Young is the founding partner of Cottingham Capital. He began investing in Nashville real estate in 2014 after identifying Nashville for both long term growth and a value against other U.S. real-estate markets. Michael has extensive senior level executive management and trading experience in the Canadian and U.S. capital markets. Throughout his career in finance and banking, he has built a strong network of Canadian, American, and international investors. Prior to moving to Nashville, he was Managing Director and Co-Head of Trading for a Canadian Investment Bank. Before assuming the title of Co- Head of Trading, he established and ran the Equity Capital Markets desk for the bank's U.S. operations in New York City. Michael also sat on the board of ICC Labs, which was recently acquired for C$290 million by Aurora. Michael is as well a founding shareholder and Chairman of Better Choice Company. Better Choice Company is a publicly listed company on the New York Stock Exchange (BTTR: NYSE) that invests in the animal health and wellness industry.

Adesh A. Vora, Pharm. D.

Chief Executive Officer

Better Choice Company

Adesh Vora is the founder, President and Chief Executive Officer of SRx Health Solutions. He brings over 24 years of pharmacy and healthcare experience to SRx and leads the company with both a deep knowledge of and passion for the Canadian healthcare system. Since SRx's inception in 2013, Adesh has successfully grown the company from just one specialty pharmacy into a national, comprehensive healthcare service provider.. He proudly serves on the board of directors of the Neighbourhood Pharmacy Association of Canada, and as President of the board of Seva International Charitable Foundation. Adesh holds a Doctor of Pharmacy degree from the University of Illinois, and has completed Alumni Programs at Harvard Business School and the Massachusetts Institute of Technology Sloan School of Management.

Dave Sohi, CA, CPA, CBV.

President

Better Choice Company

Dave Sohi is the Chief Financial Officer of SRx Health Solutions and has over 17 years of experience in the Accounting and Financial sectors. He began his career in tax and audit before transitioning into advisory roles involving Valuations and M&A at various firms including Ernst and Young. Mr. Sohi then went on to start his own Accounting and Consulting business and also had the opportunity to join Avicanna Inc., a biopharmaceutical company, as Chief Financial Officer where he helped complete the company's Initial Public Offering on the Toronto Stock Exchange in 2019. In Dave's current position at SRx, he plays a leading role in transforming the finance function, in addition to providing in-depth technical knowledge in order to drive decisions, create solid processes, and ensure that external reporting is accurate, reliable and timely. Mr. Sohi graduated with a Bachelors of Commerce from Queen's University and holds a CPA, CA and CBV Qualification.

Nina Martinez

Chief Financial Officer

Better Choice Company

Nina Martinez is a dynamic and accomplished finance professional with a forward-thinking and innovative approach to driving financial performance and profitable organizational growth. Nina brings a wealth of expertise in strategic financial planning and leading public companies through transformative growth stages, from IPOs and M&As, to restructurings and recapitalizations. Prior to joining Better Choice, Nina provided interim CFO services to microcap public companies at ONE10 Advisors. Previously, Nina spent eight years in PwC's Assurance practice auditing publicly-traded CPG and retail clients. Nina is a licensed Certified Public Accountant in FL and holds a Master of Science in Accounting from The University of Tampa, and a Bachelor of Science in Business Administration from the University of Central Florida.

Kent Cunningham

Chief Executive Officer

Halo

Kent Cunningham is a consumer centric brand builder and business leader with 25 years of consumer-packaged goods experience in Pet, and the Vitamins, Minerals, & Supplements categories within multinationals and private equity backed businesses. He has a consistent record of delivering profitable growth and driving business transformations to create value. Prior to Better Choice, Kent helped lead a successful turnaround and sale of The Bountiful Co, a KKR backed asset, to Nestle Health for $5.75B. Kent has significant background in pet and held various marketing leadership positions at MARS Petcare, helping to lead the successful turnaround of the $1B+ Nutro pet food brand. Kent holds a Master of Business Administration from Vanderbilt University, and a Bachelor of Arts from University of Michigan.

SRx FOCUS ON SPECIALTY CARE

Specialty pharmacies **dispense specialty drugs** which require exclusive distribution rights, extensive training and experience, and sophisticated infrastructure, each of which takes significant time and effort to attain

What are Specialty Drugs?

Specialty drugs treat **chronic, complex or rare** diseases and typically meet a minimum of four of seven additional criteria related to their distribution, care delivery, or cost, which is in **excess of US$6,000 per year**

What are Specialty Pharmacies?

Specialty pharmacies **service complex therapeutic areas that require more comprehensive therapies** which traditional pharmacies cannot navigate

Barriers to Access

The barriers to accessing specialty drugs are significant:

- Stringent Regulatory Requirements
- Relationships with Pharma Manufacturers
- Specialized Experience and Expertise
- Supply Chain and Human Capital

SRx PRODUCT AND SERVICE OFFERINGS

Patient Support Programs

- Work with our partners to facilitate access for patients to new, novel therapies
- Focus is on exclusive distribution, high drug cost navigation, and supporting the patients through their journey

Clinics and Infusion Spaces

- A network of 40 clinics and infusion spaces
- Operated by a team of nurses that administer specialized medications and provide patient focused care during a patient's treatment journey

Wholesale and Distribution

- Distribution of a wide variety of specialty and generic drugs across Canada within 24 hours
- Accredited by Health Canada

Clinical Research

- 4 sites within its network
- Pioneering therapeutic treatment options and advancing patient care through clinical research, real world evidence generation and site collaboration

All-Inclusive Specialty Pharmacies

- 35 pharmacies across Canada, providing personalized services
- National footprint, with room for expansion
- Capable of dispensing specialty, regular, and compounded medications, with advance clinical support

STRONG INDUSTRY TAILWINDS

Growing Prevalence of Chronic Disease in Seniors


73%

of Canadians aged 65+ report having at least 1 chronic disease[1]


33%

of Canadians aged 65+ report having 2 or more chronic diseases[2]


52%

Prescription[3]

The Need for Specialty Pharmacists in Canada

5 million Canadians are without access to a primary healthcare provider[4]

93% of Canadians indicate they trust pharmacists as their first point of care[5]

55% of Canadians visit pharmacies at least once a week[6]

10x more frequent visits to pharmacists than any other healthcare providers by Canadians[7]

Market Assessment

~$1.8T	Expected size of the global medicine market in 2026[8]
~$17B	specialty drug spend represents approx. 44% of total 2022 drug purchases[9][10]
~5.4%	projected growth rate in annual prescription sales[11]
~40%	proportion of eligible plan submissions for drugs costing over $10K in 2021[12]
+50%	specialty drug spend as percent of total eligible plan submissions by 2026E[12]
~60%	specialty drugs as proportion of total new drug pipeline candidates[13]
2%	Current Market Share & Growing

1. Public Health Agency of Canada, Canadian Community Health Survey 2017-2018.
2. Canadian Institute for Health Information, Commonwealth Fund 2016Survey.
3. Statistics Canada, Prescription Medication Use Among Canadian Adults 2016-2019.
4. Statistics Canada, Primary Health Care Providers 2019.
5. Government of British Columbia Article, 2021 National Survey.
6. Chantal Sauvageau et al. "Immunization Services Offered in Quebec (Canada) Pharmacies." *Human Vaccines & Immunotherapeutics*, Vol. 9, No. 9, September 2023.
7. Taylor Raiche et al. "Community pharmacists' Evolving Role in Canadian Primary Health Care: A Vision of Harmonization in a Patchwork System." 2020.
8. The Global Use of Medicines 2022, Outlook to 2026, IQVIA.
9. Pharmafocus 2026: Canadian drugstore and hospital audit, IQVIA, April 2022.
10. IQVIA, 2022 Canadian Pharmaceutical Market Highlights
11. Express Scripts Canada, 2023 Drug Trend Report.
12. Telus Health.
12. Express Scripts Canada, "2021 Prescription Drug Trend Report".

HALO BRAND OVERVIEW

Halo

Packed with nutrients. Minimally processed. Rich in flavor. For pet parents seeking all the benefits of a raw diet with the ease and convenience of freeze-dried raw food or snacks and treats

Halo holistic

Designed for the pet parent seeking complete digestive health with prebiotics, probiotics and postbiotics. Additionally, it's one of the only brands made with only whole animal proteins and no meat meals

Halo ELEVATE

Features leading nutrient levels supporting the top five pet parent health concerns including digestive health, heart and immunity support, healthy skin and coat, hip and joint support and strength and energy



2023 Gross Sales: ~$49M


by Brand
Halo 30%
Holistic 55%
Elevate 15%
Holistic
Elevate
Halo


by Channel
53%
19%
28%
Online
International
Brick & Mortar

MARKET **OPPORTUNITY**

$130B
Total Addressable Market[2]

6.45%
Expected CAGR in Petcare[1]

$49M
HALO 2023 Gross Sales

Favorable Industry Dynamics[1]

- The US pet industry continues to grow at a healthy trajectory, with steady growth expected to continue
- Pet sector enjoys significant investor interest
  - Favorable underlying trends driving demand
  - Greater E-Commerce potential than traditional food
  - One of the most recession resistant industries

Pet Food Categories

- Wet Dog Food
- Dry Dog Food
- Wet Cat Food
- Dry Cat Food
- Supplements
- Treats

The U.S. Pet Industry Enjoys Consistent Growth[2]



($ in billions)
Pet Industry Sales in the U.S. from 2014-2024
160
140
120
100
80
60
40
20
0
58.04
62.08
66.75
69.2
90.5
98.9
103.6
122.6
136.8
144.3
150.6
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E

Online Sales Continue to See Increased Revenue Share of the U.S. Pet Food Market[2]



20%
15%
10%
5%
0%
6.5%
7.6%
8.7%
10.6%
11.8%
13.2%
14.6%
16.0%
17.5%
2017
2018
2019
2020
2021
2022
2023
2024E
2025E

(1) Source: Fortune Business Insights

(2) Source: Statista

BETTER CHOICE COMPANY

PREMIUMIZATION AND HUMANIZATION MACRO TRENDS CONTINUE TO FUEL PET GROWTH

TWO-THIRDS OF U.S. HOUSEHOLDS HAVE AT LEAST ONE PET



66%
47%
34%
9%
6%
2%
2%
4%
Any pet
Dogs
Cats
Fish
Small pet
Livestock
Horse
Other pet

Source: AlphaWise, Morgan Stanley Research

~50% OF PET OWNERS BELONG TO BETTER CHOICE'S TARGET DEMOGRAPHIC (GEN Z & MILLENIALS)



Silent Generation, 2%
Gen Z, 16%
Baby Boomer, 24%
Millenial, 33%
Gen X, 25%

Source: American Pet Products Association, Deutsche Bank estimates and analysis

NEARLY 70% OF PET OWNERS STRONGLY AGREE THEIR PETS ARE IMPORTANT MEMBERS OF THE FAMILY



0%
10%
20%
30%
40%
50%
60%
70%
80%
MY PET IS AN IMPORTANT MEMBER OF THE FAMILY 69%
I AM VERY ATTACHED TO MY PET 66%
I WOULD TAKE ON DEBT FOR MEDICAL EXPENSES 47%
I SHARE/LIKE PET CONTENT ON SOCIAL MEDIA 37%
I PUT MY PET'S NEEDS BEFORE MY OWN 32%
I OFTEN TRAVEL WITH MY PET 23%
I LIKE TO BUY CLOTHES/ACCESSORIES FOR MY PET 21%

Source: AlphaWise, Morgan Stanley Research

MORE U.S. HOUSEHOLDS ARE CHOOSING TO OWN PETS



Dog
Cat
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E

Source: American Euromonitor, Deutsche Bank estimates and analysis

SUMMARY **INCOME STATEMENT: BETTER CHOICE PRE-ACQUISITION**

(in thousands of USD)	3 months ended June 2024*	6 months ended June 2024*	Year ended December 2023
Net sales	8,542	16,445	38,592
Cost of goods sold	5,289	10,578	26,795
Gross profit	3,253	5,867	11,797
Selling, general and administrative	3,977	9,057	24,444
Net income (loss)	2,654	(176)	(22,770)
EBITDA**	2,871	439	(19,737)
Adj. EBITDA**	**(30)**	**(1,429)**	**(7,973)**

* Unaudited

** EBITDA and Adjusted EBITDA are non-GAAP measures. Reconciliation of EBITDA and Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, is set forth in the appendix.

SUMMARY **INCOME STATEMENT: SRx HEALTH SOLUTIONS**

(in thousands of CAD)	3 months ended June 2024*	6 months ended June 2024*	12 months ended December 2023*
Revenue	58,361	107,297	180,264
Cost of sales	45,482	85,005	145,271
Gross profit	12,879	22,292	34,993
General and administrative	13,646	27,069	45,052
Depreciation and amortization	1,622	3,215	4,426
Net loss	(3,193)	(10,426)	(19,445)
EBITDA**	(24)	(3,627)	(11,512)
Pro Forma Adj. EBITDA**	**1,664**	**2,134**	**10,469**

* Unaudited results for the periods presented.

** EBITDA and Pro Forma Adjusted EBITDA are non-GAAP measures. Reconciliation of EBITDA and Pro Forma Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, is set forth in the appendix.

PRO FORMA CAPITALIZATION TABLE

Pro Forma Including Shares to be Issued to SRx Health Solutions

Shares Outstanding[1]	**22,516,679**
Options (WAEP: $115.42)	**125,310**
Warrants (WAEP: $148.64)	**269,345**
Fully Diluted Shares Outstanding[1]	**22,911,334**
Combined Net Debt (*USD*)[3]	**$20.7 MM**

Ownership[2]


Non-Affiliates
25%
Insiders
75%+
Insiders
Non-Affiliates

(1) As of August 27, 2024 and assumes the full exercise of 1,028,000 pre-funded warrants and the issuance of 19,750,000 common shares to SRx Health Solutions
(2) Subject to change
(3) As of June 30, 2024, and is calculated as total debt (i.e. bank indebtedness, term facilities, revolvers, LOC), less cash and account receivables, and includes approximately CAD $51.3M in debt translated to approximately USD $37.5M at an FX rate of 0.731. Does not include trade accounts payable.

INVESTMENT **HIGHLIGHTS**

COMBINED COMPANY SYNERGIES

SG&A EFFICIENCIES

NEW VERTICALS AND GEOGRAPHIC EXPANSION OPPORTUNITIES

LEVERAGING SRX DRUG EXPERTISE IN VETERINARY MEDICINE

ROBUST GROWTH OPPORTUNITIES IN EACH SEGMENT

- Expanding Footprint in APAC
- Accelerating Organic Growth
- Strategic Acquisition Opportunities
- US & EU International Expansion

STRONG INDUSTRY TAILWINDS

- Growing Prevalence of Chronic Disease in Seniors
- Unmet Need for Specialty Pharmacists
- ~$5.4% Projected Growth Rate in Annual Prescription Sales[(1)]
- Rising Humanization & Premiumization Macro Trends in Petcare
- 6.45% Expected CAGR in Petcare[(2)]
- Increasing Revenue Share for Online Pet Food Sales[(3)]

EXPERIENCED LEADERSHIP TEAM

WITH DECADES OF EXPERIENCE IN:

- Pharmaceuticals
- Consumer Packaged Goods
- Private Equity and Capital Markets

$235M USD

TTM Sales

25%+

Quarter over Quarter Growth

~$135B

Combined Total Addressable Market

1. Express Scripts Canada, 2023 Drug Trend Report.
2. Fortune Business Insights
3. Statista

APPENDIX

BETTER CHOICE, A GLOBAL HEALTH AND WELLNESS COMPANY

PORTFOLIO OF ESTABLISHED PREMIUM AND SUPER-PREMIUM PET PRODUCTS

Halo holistic | Halo | Halo ELEVATE



LEVERAGING THE HUMANIZATION AND PREMIUMIZATION OF PETCARE

- Significant Online Recurring Revenue Base
- Asset Light Model with Leading Co-Manufacturing Partners
- Rapidly Growing International Sales

Halo

BETTER CHOICE COMPANY

SRx HEALTH SOLUTIONS

NATIONAL COMPREHENSIVE SPECIALTY CARE MODEL IN CANADA

FOUR BUSINESS SEGMENTS DRIVING REVENUE & GROWTH

- Personalized Health Services
- Dynamic Patient Support Programs
- Clinical Research
- National Wholesale Distribution

ROBUST PIPELINE FOR GROWTH IN FY2025

- Opportunity for International Expansion
- New Pipeline of Patient Support Programs
- Specialty Drug Pipeline Approved for Market
- Expanding Clinic Network

BOARD OF **DIRECTORS** POST CLOSING

Adesh A. Vora, Pharm. D.

Chairman

Adesh Vora is the founder, President and Chief Executive Officer of SRx Health Solutions. He brings over 24 years of pharmacy and healthcare experience to SRx and leads the company with both a deep knowledge of and passion for the Canadian healthcare system. Since SRx's inception in 2013, Adesh has successfully grown the company from just one specialty pharmacy into a national, comprehensive healthcare service provider.. He proudly serves on the board of directors of the Neighbourhood Pharmacy Association of Canada, and as President of the board of Seva International Charitable Foundation. Adesh holds a Doctor of Pharmacy degree from the University of Illinois, and has completed Alumni Programs at Harvard Business School and the Massachusetts Institute of Technology Sloan School of Management.

Michael Young

Lead Director

Michael Young is the founding partner of Cottingham Capital. He began investing in Nashville real estate in 2014 after identifying Nashville for both long term growth and a value against other U.S. real-estate markets. Michael has extensive senior level executive management and trading experience in the Canadian and U.S. capital markets. Throughout his career in finance and banking, he has built a strong network of Canadian, American, and international investors. Prior to moving to Nashville, he was Managing Director and Co-Head of Trading for a Canadian Investment Bank. Before assuming the title of Co- Head of Trading, he established and ran the Equity Capital Markets desk for the bank's U.S. operations in New York City. Michael also sat on the board of ICC Labs, which was recently acquired for C$290 million by Aurora. Michael is as well a founding shareholder and Chairman of Better Choice Company. Better Choice Company is a publicly listed company on the New York Stock Exchange (BTTR: NYSE) that invests in the animal health and wellness industry.

Lionel Conacher

Director

Lionel Conacher joins Better Choice with over thirty years of financial experience, spanning senior positions in public companies in both Canada and the US, investment banking, private equity, and venture capital. Mr. Conacher currently serves as Chairman of DXL Group (NASDAQ: DXLG), where he has successfully guided the retail chain through the COVID-19 pandemic. In 2018, Mr. Conacher co-founded a San Francisco-based venture capital fund, Next Ventures, after serving as a Senior Advisor and Operating Partner at Altamont Capital Partners, a Palo Alto-based Private Equity Firm, for over seven years. Prior to his experience at Altamont Partners, he co-founded and served as the CEO of Westwind Partners Inc., a specialized Canadian institutional investment bank that was ultimately sold to Thomas Weisel Partners for $170 million in 2007 before being acquired by Steifel in 2010. Mr. Conacher holds an A.B. in Economics & Art History from Dartmouth College and is also actively involved in a variety of non-profits.

Kent Cunningham

Director

Kent Cunningham is a consumer centric brand builder and business leader with 25 years of consumer-packaged goods experience in Pet, and the Vitamins, Minerals, & Supplements categories within multinationals and private equity backed businesses. He has a consistent record of delivering profitable growth and driving business transformations to create value. Prior to Better Choice, Kent helped lead a successful turnaround and sale of The Bountiful Co, a KKR backed asset, to Nestle Health for $5.75B. Kent has significant background in pet and held various marketing leadership positions at MARS Petcare, helping to lead the successful turnaround of the $1B+ Nutro pet food brand. Kent holds a Master of Business Administration from Vanderbilt University, and a Bachelor of Arts from University of Michigan.

David White

Director

David White is a corporate director and currently the General Partner of First Call Services LLC, a private holding company and advisory firm. David has held a number of senior financial and operating positions with John Labatt Limited, Lawson Mardon Group Inc., and Laidlaw Inc., and was Chief Executive Officer of American Student Transportation Partners, a provider of student transportation services, Chief Executive Officer of TransCare Inc., a medical transportation company, and President and Chief Operating Officer of Student Transportation of America, formerly a TSX-listed company. He also serves on the board of directors for Ag Growth International Inc., a Toronto Stock Exchange farm equipment manufacturer. Mr. White has been a Canadian Charted Accountant since 1978, he holds a BA from the University of Western Ontario and an MBA from the University of Toronto, and in 2013 he received the ICD.D designation from the Institute of Corporate Directors.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA
Better Choice Pre-Acquisition

(in thousands of USD)	3 months ended June 2024*	6 months ended June 2024*	Year ended December 2023
Net loss available to common stockholders	2,654	(176)	(22,770)
Interest expense, net	180	542	1,353
Income tax expense	3	5	2
Depreciation and amortization	34	68	1,678
EBITDA	**2,871**	**439**	**(19,737)**
Non-cash share-based compensation (a)	159	678	1,775
Gain on extinguishment of debt	(3,561)	(3,561)	—
Impairment of intangible assets	—	—	8,532
Change in fair value of warrant liabilities	—	—	236
Loss on disposal of assets	—	—	12
Non-recurring strategic branding initiatives (b)	43	69	128
Transaction related (c)	131	489	935
Other single occurrence expenses (d)	327	457	149
Adjusted EBITDA	**(30)**	**(1,429)**	**(7,973)**

* Unaudited results for the periods presented.

(a) Non-cash expenses related to equity compensation awards. Share-based compensation is an important part of the Company's compensation strategy and without our equity compensation plans, it is probable that salaries and other compensation related costs would be higher.

(b) Single occurrence expenses related to marketing agency and design, strategic re-branding initiatives, Elevate® launch, product innovation and reformulations

(c) Legal fees, professional fees, and other expenses for transaction-related business matters

(d) Other single occurrence expenses such as legal settlements, employee severance, executive recruitment, transition of our dry kibble co-manufacturing supplier, and other non-recurring fees

Reconciliation of Net Loss to EBITDA and Pro Forma Adjusted EBITDA - **SRx Health Solutions Pre-Acquisition**

(in millions of CAD)	3 months ended June 2024*	6 months ended June 2024*	12 months ended December 2023*
Net loss	(3.2)	(10.4)	(19.4)
Depreciation	1.6	3.2	4.4
Interest expense	1.5	3.1	3.6
Income tax expense (benefit)	< (0.1)	0.5	(0.1)
EBITDA	**< (0.1)**	**(3.6)**	**(11.5)**
Share-based compensation	1.0	1.9	5.6
Loss on modification of debt			0.4
Transaction-related and other one-time (a)	0.6	3.8	16.0
Pro Forma Adjusted EBITDA	**1.7**	**2.1**	**10.5**

* Unaudited results for the periods presented.

(a) Includes costs related to: (i) the preparation of a contemplated initial public offering on a CAD exchange not completed including, but not limited to, legal fees, compensation studies, prospectus preparation; (ii) one-time professional fees related to acquisitions, debt refinancing, and nursing redundancies; (iii) other acquisition-related costs including legal fees, closing costs, and PPA and tax advisory fees; (iv) other single occurrence expenses including but not limited to system implementations, one-time consulting, UHN labs, McKesson automation, and non-recurring physician payments under clinical research; (v) adjustments for prior year balances such as write-offs of 2022 accounts receivables and bonus accrual, as well as capitalization of rent; (vi) Inventory write-offs related to store closings; (vii) Pro forma adjustments related to the acquisitions and pharmacies as if owned and operated since beginning of the year.

Thank You!

INVESTOR CONTACT:
KCSA Strategic Communications
Valter Pinto, Managing Director
T: 212-896-1254
E: Valter@KCSA.com

BETTER CHOICE COMPANY